Exhibit 99.1

OPTUM AND THE ADVISORY BOARD COMPANY’S HEALTH CARE BUSINESS TO COMBINE

Combining The Advisory Board Company’s research and advisory services with Optum’s data analytics and technology capabilities to help health care clients adapt to the changing health care landscape.

Boston, Mass. (August 29, 2017) – Optum and The Advisory Board Company (NASDAQ: ABCO), announced today that The Advisory Board Company’s health care business will join Optum.

By bringing together distinctive information and technology solutions with comprehensive data-driven research and advisory capabilities, the combined organization will be better positioned to help its members and clients respond to changing market dynamics and improve the health system for everyone.

For more than three decades, The Advisory Board Company has combined research, technology and consulting to improve the performance of health care organizations. The Advisory Board Company has achieved remarkable success serving more than 4,000 members by driving their growth, advancing care quality, reducing care variation and optimizing their overall performance. Optum will preserve the objectivity and enhance the range, impact and value of The Advisory Board Company’s research for its members while offering a broader range of advisory and technology capacities to enhance the value it delivers to its members.

Optum helps clients deliver better experiences, quality outcomes and reduced costs in five core areas: data analytics, pharmacy care services, population health management, health care delivery and health care operations. The company serves stakeholders throughout the health care system, including more than 300 health plans and four out of every five U.S. hospitals, as well as life sciences companies, employers, governments and consumers.

Robert Musslewhite, CEO of The Advisory Board Company, will continue to lead its health care advisory business.

“Joining Optum will enable us to better serve our members, thanks to Optum’s unmatched data analytics resources, investment capacities and operational experience in delivering large-scale solutions and services to all health care stakeholders,” said Musslewhite. “Our team and I look forward to working with Optum to bring our innovative research capabilities into new, untapped markets.”

“The Advisory Board Company is a strong fit for Optum because they share our mission of making the health care system work better for everyone,” said Larry Renfro, CEO, Optum. “We have great admiration for the talent and experience of The Advisory Board’s team and its leaders, and look forward to working alongside them to help its members and our clients solve their biggest challenges.”

The Board of Directors of The Advisory Board Company unanimously approved the merger agreement and has recommended that its stockholders adopt the merger agreement. The merger is expected to close by the end of 2017 or in early 2018 and is contingent on the approval of The Advisory Board Company’s stockholders and the satisfaction or waiver of certain other closing conditions, including U.S. antitrust clearance and the closing of the sale of The Advisory Board Company’s education business.

The transaction is expected to be neutral to UnitedHealth Group’s earnings per share in the first year. For transaction details, please see The Advisory Board Company news release at http://investors.advisoryboardcompany.com/press-releases.

About The Advisory Board Company Health Care Business

Headquartered in Washington, D.C., with offices worldwide, Advisory Board, the health care business of The Advisory Board Company, is a best practices firm that uses a combination of research, technology and consulting to improve the performance of more than 4,400 health care organizations. For more information, visit www.advisory.com.

About Optum

Optum is a leading information and technology-enabled health services business dedicated to helping make the health system work better for everyone. With more than 133,000 people worldwide, Optum delivers intelligent, integrated solutions that help to modernize the health system and improve overall population health. Optum is part of UnitedHealth Group (NYSE:UNH). For more information, visit www.optum.com.

Contact

Optum

Matt Stearns

202-383-6434

matt.stearns@optum.com

The Advisory Board Company

Robert Borchert

202-266-6240

rborchert@advisory.com

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers, and UnitedHealth Group and its directors and executive officers, are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Information about UnitedHealth Group’s directors and executive officers can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 8, 2017 and on UnitedHealth Group’s website at http://www.unitedhealthgroup.com.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

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